           As filed with the Securities and Exchange Commission on June 20, 1996
                                                   Registration No. 333-________

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933


                               AVANT! CORPORATION
             (Exact name of registrant as specified in its charter)

       DELAWARE                                              94-3133226
 (State or other jurisdiction                 (IRS Employer Identification No.)
   of incorporation or organization)

                             1208 East Arques Avenue
                               Sunnyvale, CA 94086
               (Address of principal executive offices) (Zip Code)


                      1995 STOCK OPTION/STOCK ISSUANCE PLAN
                            (Full title of the Plan)


                                  GERALD C. HSU
                      PRESIDENT AND CHIEF EXECUTIVE OFFICER
                               AVANT! CORPORATION
              1208 EAST ARQUES AVENUE, SUNNYVALE, CALIFORNIA 94086
                     (Name and address of agent for service)
                                 (408) 738-8881
          (Telephone number, including area code, of agent for service)


                         CALCULATION OF REGISTRATION FEE

====================================================================================================================
                                             AMOUNT TO         PROPOSED MAXIMUM    PROPOSED MAXIMUM    AMOUNT OF
 TITLE OF SECURITIES TO BE REGISTERED    BE REGISTERED (1)      OFFERING PRICE        AGGREGATE     REGISTRATION FEE
                                                                 PER SHARE (2)      OFFERING PRICE
                                                                                         (2)
Options to purchase Common Stock,               750,000               N/A                N/A              N/A
$0.0001 par value

Common Stock, $0.0001 par value                 750,000             $22.25           $16,687,500         $5,755
====================================================================================================================

(1) This Registration Statement shall also cover any additional shares of Common Stock which become issuable under the 1995 Stock Option/Stock Issuance Plan by reason of any stock dividend, stock split, recapitalization or other similar transaction effected without the receipt of consideration which results in an increase in the number of the outstanding shares of Common Stock of Avant! Corporation.

(2) Calculated solely for purposes of this offering under Rule 457(h) of the Securities Act of 1933, as amended, (the "1933 Act") on the basis of the average of the high and low prices per share of Common Stock of Avant! Corporation as reported on the Nasdaq National Market on June 14, 1996.

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

Item 3. Incorporation of Documents by Reference

                  Avant! Corporation (the "Registrant") hereby incorporates by reference into this Registration Statement the following documents previously filed with the Securities and Exchange Commission (the "SEC"):

      (a) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995;

      (b) The Registrant's Quarterly Report on Form 10-Q for the first fiscal quarter ended March 31, 1996; and

      (c) The Registrant's Registration Statement No. 0-25864 on Form 8-A filed with the SEC on April 12, 1995 pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), together with amendments thereto, in which there is described the terms, rights and provisions applicable to the Registrant's outstanding Common Stock.

                  All reports and definitive proxy or information statements filed pursuant to Section 13(a), 13(c), 14 or 15(d) of the 1934 Act after the date of this Registration Statement and prior to the filing of a post-effective amendment which indicates that all securities offered hereby have been sold or which deregisters all securities then remaining unsold shall be deemed to be incorporated by reference into this Registration Statement and to be a part hereof from the date of filing of such documents.

Item 4. Description of Securities

        Not Applicable.

Item 5. Interests of Named Experts and Counsel

        Not Applicable.

Item 6. Indemnification of Directors and Officers

        Section 145 of the Delaware General Corporation Law authorizes a court to award or a corporation's Board of Directors to grant indemnification to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities (including reimbursement for expenses incurred) arising under the 1933 Act. The Registrant's Bylaws provide for mandatory indemnification of its directors and officers and permissible indemnification of employees and other agents to the maximum extent permitted by the Delaware General Corporation Law. The Registrant's Certificate of Incorporation provides that, pursuant to Delaware law, its directors shall not be liable for monetary damages for breach of the directors' fiduciary duty as directors to the Registrant and its stockholders. This provision in the Certificate of Incorporation does not eliminate the directors' fiduciary duty, and in appropriate circumstances equitable remedies such as injunctive or other forms of non-monetary relief will remain available under Delaware law. In addition each director will continue to be subject to liability for breach of the director's duty of loyalty to the Registrant for acts or omissions not in good faith or involving intentional misconduct, for knowing violations of law, for actions leading to improper personal benefit to the director, and for payment of dividends or approval of stock repurchases or redemptions that are unlawful under Delaware law. The provision also does not affect a director's responsibilities under any other law, such as the federal securities laws or state or federal environmental laws. The Registrant has entered into Indemnification Agreements with its officers and directors which provide such officers and directors with further indemnification to the maximum extent permitted by the Delaware General Corporation Law.

Item 7. Exemption from Registration Claimed

        Not Applicable.

Item 8. Exhibits

Exhibit Number        Exhibit

5 Opinion and consent of Gunderson, Dettmer, Stough, Villeneuve, Franklin & Hachigian, LLP.

23.1                Consent of KPMG Peat Marwick LLP, Independent Accountants.

23.2 Consent of Gunderson, Dettmer, Stough, Villeneuve, Franklin & Hachigian, LLP is contained in Exhibit 5.

24 Power of Attorney. Reference is made to page II-5 of this Registration Statement.

99.1                1995 Stock Option/Stock Issuance Plan.

99.2 Form of Notice of Grant of Stock Option (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.3 Form of Stock Option Agreement (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.4 Form of Addendum to Stock Option Agreement (Limited Stock Appreciation Right) (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.5                Form of Addendum to Stock Option Agreement
                    (Involuntary Termination) (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.6                Form of Addendum to Stock Option Agreement
                    (Financial Assistance) (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.7 Form of Addendum to Stock Option Agreement (Special Tax Elections) (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.8 Form of Stock Issuance Agreement (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.9 Form of Addendum to Stock Issuance Agreement (Involuntary Termination) (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.10 Form of Addendum to Stock Issuance Agreement (Special Tax Elections) (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.11 Form of Notice of Grant of Automatic Stock Option (Initial Grant) (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20,
                    1995).

99.12 Form of Notice of Grant of Automatic Stock Option (Annual Grant) (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20,
                    1995).

99.13 Form of Automatic Stock Option Agreement (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

Item 9. Undertakings

                  A. The undersigned Registrant hereby undertakes (1) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement (i) to include any prospectus required by Section 10(a)(3) of the 1933 Act, (ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement and (iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in this Registration Statement; provided, however, that clauses (1)(i) and (1)(ii) shall not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the 1934 Act that are incorporated by reference into this Registration Statement; (2) that for the purpose of determining any liability under the 1933 Act each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof, and; (3) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the Registrant's 1995 Stock Option/Stock Issuance Plan.

                  B. The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the 1933 Act, each filing of the Registrant's annual report pursuant to Section 13(a) or Section l5(d) of the 1934 Act that is incorporated by reference into this Registration Statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  C. Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, or controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the SEC, such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Sunnyvale, State of California on this 14th day of June, 1996.

                                       AVANT! CORPORATION


                                       By: /S/ Gerald C. Hsu
                                           -----------------
                                           Gerald C. Hsu
                                           Chairman of the Board, President and
                                           Chief Executive Officer

                                POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS:

                  That the undersigned officers and directors of Avant! Corporation, a Delaware corporation, do hereby constitute and appoint Gerald C. Hsu and John P. Huyett and each of them, the lawful attorneys-in-fact and agents with full power and authority to do any and all acts and things and to execute any and all instruments which said attorneys and agents, and any one of them, determine may be necessary or advisable or required to enable said corporation to comply with the Securities Act of 1933, as amended, and any rules or regulations or requirements of the Securities and Exchange Commission in connection with this Registration Statement. Without limiting the generality of the foregoing power and authority, the powers granted include the power and authority to sign the names of the undersigned officers and directors in the capacities indicated below to this Registration Statement, to any and all amendments, both pre-effective and post-effective, and supplements to this Registration Statement, and to any and all instruments or documents filed as part of or in conjunction with this Registration Statement or amendments or supplements thereof, and each of the undersigned hereby ratifies and confirms that all said attorneys and agents, or any one of them, shall do or cause to be done by virtue hereof. This Power of Attorney may be signed in several counterparts.

                  IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of the date indicated.

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


Signature                             Title                                              Date
- ---------                             -----                                              ----
/S/  Gerald C. Hsu                    Chairman of the Board,                       June 14, 1996
- -------------------------             President and Chief Executive
Gerald C. Hsu                         Officer (Principal Executive
                                      Officer)


/S/  John P. Huyett                   Vice President of Financial                  June 14, 1996
- -------------------------             and Administrative Services, Chief
John P. Huyett                        Financial Officer and Treasurer
                                      (Principal Financial and
                                      Accounting Officer)


Signature                             Title                                              Date
/S/  Y. Eric Cho                      Senior Vice President of Corporate           June 14, 1996
- -------------------------             Operations, Secretary and Director
Y. Eric Cho


/S/  Robert C. Kagle                  Director                                     June 14, 1996
- -------------------------
Robert C. Kagle

/S/  Tench Coxe                       Director                                     June 14, 1996
- -------------------------
Tench Coxe

                                      Director                                     ________, 1996
- -------------------------
Tatsuya Enomoto

                       SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.


                                    EXHIBITS
                                       TO
                                    FORM S-8
                                      UNDER
                             SECURITIES ACT OF 1933


                               AVANT! CORPORATION

                                  EXHIBIT INDEX

Exhibit                                                                                   Sequentially
Number             Exhibit                                                                Numbered Page
- -------            -------                                                                -------------
5                  Opinion and consent of Gunderson, Dettmer, Stough, Villeneuve,
                   Franklin & Hachigian, LLP.

23.1               Consent of KPMG Peat Marwick LLP, Independent Accountants.

23.2               Consent of Gunderson, Dettmer, Stough, Villeneuve, Franklin &
                   Hachigian, LLP is contained in Exhibit 5.

24 Power of Attorney. Reference is made to page II-5 of this Registration Statement.

99.1               1995 Stock Option/Stock Issuance Plan.

99.2 Form of Notice of Grant of Stock Option (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.3               Form of Stock Option Agreement (incorporated by reference to
                   Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.4               Form of Addendum to Stock Option Agreement (Limited Stock
                   Appreciation Right) (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.5               Form of Addendum to Stock Option Agreement (Involuntary
                   Termination) (incorporated by reference to Registration
                   Statement No. 33-93180 on Form S-8 filed with the SEC on
                   July 20, 1995).

99.6               Form of Addendum to Stock Option Agreement (Financial
                   Assistance) (incorporated by reference to Registration
                   Statement No. 33-93180 on Form S-8 filed with the SEC on
                   July 20, 1995).

99.7               Form of Addendum to Stock Option Agreement (Special Tax
                   Elections) (incorporated by reference to Registration
                   Statement No. 33-93180 on Form S-8 filed with the SEC on
                   July 20, 1995).

99.8 Form of Stock Issuance Agreement (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).

99.9               Form of Addendum to Stock Issuance Agreement (Involuntary
                   Termination) (incorporated by reference to Registration
                   Statement No. 33-93180 on Form S-8 filed with the SEC on
                   July 20, 1995).

99.10              Form of Addendum to Stock Issuance Agreement (Special Tax
                   Elections) (incorporated by reference to Registration
                   Statement No. 33-93180 on Form S-8 filed with the SEC on
                   July 20, 1995).

99.11              Form of Notice of Grant of Automatic Stock Option (Initial
                   Grant) (incorporated by reference to Registration Statement
                   No. 33-93180 on

Exhibit                                                                                   Sequentially
Number             Exhibit                                                                Numbered Page
- -------            -------                                                                -------------
                   Form S-8 filed with the SEC on July 20,
                   1995).

99.12              Form of Notice of Grant of Automatic Stock Option (Annual
                   Grant) (incorporated by reference to Registration Statement
                   No. 33-93180 on Form S-8 filed with the SEC on July 20,
                   1995).

99.13 Form of Automatic Stock Option Agreement (incorporated by reference to Registration Statement No. 33-93180 on Form S-8 filed with the SEC on July 20, 1995).